UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-03596
Columbia Seligman Communications and Information Fund, Inc.
(Exact name of registrant as specified in charter)
50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
(Address of principal executive offices)                 (Zip code)
Scott R. Plummer — 5228 Ameriprise Financial Center, Minneapolis, MN 55474
(Name and address of agent for service)
Registrant’s telephone number, including area code: (612) 671-1947
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010

Item 1. Reports to Stockholders.
Annual Report

Annual Report

Columbia Seligman Communications
and Information Fund
(formerly known as Seligman Communications and Information Fund)

Annual Report for the Period Ended
December 31, 2010

Columbia Seligman Communications and Information Fund seeks to provide shareholders with capital gain.

This annual report includes a prospectus that describes in detail the Fund’s objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Manager Commentary	6

The Fund’s Long-term Performance	12

Fund Expenses Example	14

Portfolio of Investments	17

Statement of Assets and Liabilities	27

Statement of Operations	29

Statements of Changes in Net Assets	31

Financial Highlights	33

Notes to Financial Statements	42

Report of Independent Registered Public Accounting Firm	59

Federal Income Tax Information	61

Board Members and Officers	62

Proxy Voting	68

Approval of Investment Management Services Agreement	68

Results of Meeting of Shareholders	68

See the Fund’s prospectus for risks associated with investing in the Fund.

2  COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	Columbia Seligman Communications and Information Fund (the Fund) Class A shares gained 15.29% (excluding sales charge) for the 12 months ended December 31, 2010.

>	The Fund outperformed its benchmark, the Standard & Poor’s North American Technology Sector Index (S&P NATS Index), which rose 12.65% during the same 12-month period.

>	The Fund underperformed its peer group, as represented by the Lipper Science & Technology Funds Index, which increased 17.85% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2010)

	1 year	3 years	5 years	10 years
Columbia Seligman Communications and Information Fund
Class A (excluding sales charge)	+15.29%	+5.39%	+10.38%	+6.12%

S&P NATS Index (unmanaged)	+12.65%	+1.37%	+5.83%	-0.86%

Lipper Science & Technology Funds Index (unmanaged)	+17.85%	+1.32%	+5.33%	-1.92%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT  3

Your Fund at a Glance (continued)

AVERAGE ANNUAL TOTAL RETURNS

at Dec. 31, 2010
Since
Without sales charge	1 year	3 years	5 years	10 years	Inception*
Class A (inception 6/23/83)	+15.29%	+5.39%	+10.38%	+6.12%	N/A

Class B (inception 4/22/96)	+14.40%	+4.59%	+9.55%	+5.32%	N/A

Class C (inception 5/27/99)	+14.43%	+4.61%	+9.56%	+5.33%	N/A

Class I (inception 8/3/09)	+15.71%	N/A	N/A	N/A	+23.94%

Class R** (inception 4/30/03)	+14.86%	+5.06%	+10.06%	N/A	+12.86%

Class R3 (inception 8/3/09)	+15.11%	N/A	N/A	N/A	+23.27%

Class R4 (inception 8/3/09)	+15.36%	N/A	N/A	N/A	+23.56%

Class R5 (inception 11/30/01)	+15.69%	+5.83%	+10.86%	N/A	+7.37%

Class Z (inception 9/27/10)	N/A	N/A	N/A	N/A	+12.01	%***

With sales charge
Class A (inception 6/23/83)	+8.65%	+3.33%	+9.08%	+5.50%	N/A

Class B (inception 4/22/96)	+9.40%	+3.67%	+9.27%	+5.32%	N/A

Class C (inception 5/27/99)	+13.43%	+4.61%	+9.56%	+5.33%	N/A

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. Class I, Class R, Class R3, Class R4, Class R5 and Class Z shares are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	For classes with less than 10 years performance.
**	Effective September 7, 2010, Class R2 shares were renamed Class R shares.
***	Not annualized.

4  COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT

MORNINGSTAR STYLE BOXtm

The Morningstar Style Boxtm is based on the fund’s portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2011 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT  5

Manager Commentary

Effective September 27, 2010, Seligman Communications and Information Fund was renamed Columbia Seligman Communications and Information Fund.

Dear Shareholder,

Columbia Seligman Communications and Information Fund (the Fund) Class A shares gained 15.29% for the fiscal year ended December 31, 2010. The Fund outperformed its benchmark, the S&P North American Technology Sector Index (S&P NATS Index), which gained 12.65% during the same 12-month period. The Fund underperformed its peer group, as represented by the Lipper Science & Technology Funds Index, which rose 17.85% during the same period.

Significant performance factors
Equity markets, overall, returned strong performance in 2010. Small and mid-cap stocks broadly outperformed larger cap indices and that certainly was true within the technology market. Many of the very largest technology companies were either flat or underperformed in 2010. The strongest performing technology names tended to be small and mid-cap companies. Generally speaking, e-commerce-related internet companies outperformed advertising-related internet companies.

SECTOR BREAKDOWN(1) (at December 31, 2010)

Consumer Discretionary	1.0%

Health Care	2.8%

Industrials	2.5%

Information Technology	91.4%

Telecommunication Services	0.4%

Utilities	0.1%

Other(2)	1.8%

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

6  COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT

2010 also gave way to a merger wave within the smaller-cap segment of the technology market. Acquisitions of smaller-cap companies are more financeable, as many U.S. technology companies have large percentages of their cash offshore, which can constrain their ability to finance larger-scale purchases. The storage segment, in particular, witnessed several small- to mid-size acquisitions. The Fund benefitted significantly from the acquisition of McAfee by Intel at a significant premium during the year.

In general, the strongest performing stocks in 2010 were of faster growing companies that were trading at expensive multiples. The Fund didn’t own very many of these stocks as they were almost all of companies that were either mid-cap companies or larger cap companies with small floats. Many of the funds within our peer group are considerably smaller in size than the Fund, and therefore, have more leeway with respect to owning more of the small and mid-sized names in the technology market. This gave the Fund’s peers a competitive advantage during the year as these smaller companies outperformed larger companies. The S&P NATS Index is a capitalization weighted index and it did not perform as well as the peer group because large cap stocks in technology didn’t do as well.

TOP TEN HOLDINGS(1) (at December 31, 2010)

Synopsys, Inc.	7.3%

BMC Software, Inc.	5.8%

Symantec Corp.	5.2%

Apple, Inc.	5.1%

Amdocs Ltd.	4.8%

Microsoft Corp.	4.7%

Oracle Corp.	4.2%

Hewlett-Packard Co.	4.1%

QUALCOMM, Inc.	4.1%

Intel Corp.	3.9%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT  7

Manager Commentary (continued)

Strong stock selection, overall, enabled the Fund to outperform the index during the year.

Changes to the Fund’s portfolio
Software continued to be the Fund’s largest weighting (and a significant overweighting, relative to the S&P NATS Index) in 2010. Check Point Software Technologies, which is an Israeli security software and security appliance hardware company, had a terrific year and the stock did extremely well for the Fund. Apple and Oracle also delivered sizable gains for the Fund. Oracle’s strength in their database and applications software businesses as well as the turnaround in profitability that they were able to engineer in the acquisition of Sun Microsystems drove its stock price higher. Another name that did very well for the Fund this year was Nuance Communications, the world’s leading company in speech recognition technology. Parametric Technology, a mechanical design software company, had a terrific year in terms of revenue and earnings growth and its stock followed suit. BMC Software, one of the Fund’s top holdings, also had a big year. The company, which provides systems management software, was a big beneficiary of what people are calling “the data center refresh for virtualization” because BMC’s products are used to automate a lot of these systems management processes. Open Text, a Canadian software company that provides document management, also had a positive impact on the Fund’s performance as its stock put up strong results in 2010. Mentor Graphics was also a notable contributor in the space as the company saw an improvement in its business due to the overall improvement in semiconductor research and development spending. We sold much of the Fund’s position in Mentor Graphics, taking profits when the stock hit our valuation targets.

Within the computers and peripherals industry, Electronics for Imaging, which makes wide format inkjet printers for advertising, was a notable contributor to the Fund’s 2010 performance. EMC was also a strong contributor to the Fund’s results and we sold out of the Fund’s position as it hit our targets. NetApp was also big winner for the Fund in 2010.

The Fund’s semiconductor capital equipment holdings contributed nicely to the Fund’s investment results during the period. The Fund maintained a strong weighting in the group — an overweight as compared to the S&P Index. Names like Novellus, ASML, Lam Research and KLA-Tencor

8  COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT

all had very strong results throughout the year and the stocks appreciated nicely for the Fund. Broad-based recoveries in capital spending within the semiconductor industry lifted the fortunes of all those companies. The Fund also benefitted from its top position in Synopsys. Synopsys, the leading semiconductor chip design software company, put up strong results as it improved bookings and at the same time did a couple key acquisitions that we believe should position them very well over the next couple of years.

We increased our exposure to semiconductor device stocks in 2010. Our semiconductor analysts have gotten more bullish on the durability and sustainability of the semiconductor industry recovery, especially in light of the improvement in world economic conditions and overall corporate capital spending. The improvement in disposable income in developed markets is also a very nice positive for spending on mobile phones and portable computers, increasing chip demand.

Cisco, within the communications equipment industry, was a disappointment for us. The enterprise network infrastructure market, which is what Cisco dominates, rebounded at a slower pace in 2010 than other segments of the technology market. Cisco also has higher exposure to U.S. state and local governments as a percentage of their revenues than most other technology companies and the company experienced some disappointments as a result of that with respect to their revenue growth and bookings. Cisco also experienced disappointing results from its cable television set-top boxes amid an increased competitive landscape. We reduced the Fund’s weighting in Cisco during the period, though after its negative effect had already impacted Fund results.

We had a few other names that were underperformers for the Fund in 2010, like Amdocs. Amdocs appointed a new CEO during the year. He came onboard and announced that Amdocs was going to ramp up its expenses to try to rev up their revenue growth. In our view, Amdocs is a well run company with a modest valuation. If the new strategy is successful, the stock could be poised for a very strong 2011.

The Fund was more fully invested in 2010, decreasing its cash balance to under 4% for much of the year. We view this as a positive with respect to

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT  9

Manager Commentary (continued)

Fund positioning, as it means we were able to identify more attractive investment opportunities for the Fund’s portfolio.

Our future strategy
We believe the smart phone phenomenon will continue to proliferate. We also think tablet computing will become an increasingly important trend. While some opine that tablet computers will steal market share from notebook computers, we don’t think it’s going to be as cannibalistic as some think. We view the trend as more additive — that people are going to have increasingly more and more devices that they will use for computing. Each type of device has its specific advantages, so our sense is that consumers will look to use more and more devices. As a result, we’re currently sanguine on the outlook for Apple. We are also not presently pessimistic about Intel, for example, or Advanced Micro Devices or Microsoft. We think all these companies are still going to perform well. We think Microsoft’s often speculated demise has been prematurely accepted as fact. There is still an ongoing Windows 7 upgrade, which we believe should benefit Microsoft, as well as other industry trends such as data center refreshes and cloud computing.

We’re constructive overall on the technology industry. New trends in mobile computing — tablets and smart phones — are still going to be very much ascendant, in our view. At the same time, notebook computers aren’t going away. Obviously there’s a trend of fiscal austerity at the government level, both in Europe and, we believe, increasingly in the U.S., which may have some disruption on some companies. But we believe the overall global economic picture is positive. As a result, it is our view that wide swaths of the technology industry will do just fine. The increased sales of smart phones and tablet computers and the overall proliferation of electronics — particularly with the economic rebound sustaining into 2011 — is going to be very positive for semiconductors, semiconductor capital equipment spending and for chip design software companies such as Synopsys.

That said, we believe valuations in the technology sector are not as attractive as they were a year ago, particularly for companies that provide software as a service. Many of these names appear expensive, so we question their return potential in 2011. The fundamentals of the semiconductor industry have improved overall, however, in response to

10  COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT

the increasing demand for smart phones, tablet computers, electronics in automobiles and other electronic gadgets on the whole. We find valuations in semiconductors as being much more modest than is the case in some other areas of technology. We believe areas such as semiconductor equipment, semiconductor devices and chip design software appear very modestly valued. We also think some of the large cap names that were flat in 2011 may be poised for better relative performance in 2011.

Paul Wick Portfolio Manager	Reema Shah Portfolio Manager	Ajay Diwan Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT  11

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Seligman Communications and Information Fund Class A shares (from 1/1/01 to 12/31/10) as compared to the performance of the S&P North American Technology Sector Index and the Lipper Science & Technology Funds Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at December 31, 2010
	1 year	3 years	5 years	10 years
Columbia Seligman Communication and Information Fund (includes sales charge)
Class A Cumulative value of $10,000	$10,865	$11,031	$15,444	$17,074

Average annual total return	+8.65%	+3.33%	+9.08%	+5.50%

S&P North American Technology Sector Index(1)
Cumulative value of $10,000	$11,265	$10,417	$13,276	$9,169

Average annual total return	+12.65%	+1.37%	+5.83%	-0.86%

Lipper Science and Technology Funds Index(2)
Cumulative value of $10,000	$11,785	$10,403	$12,964	$8,234

Average annual total return	+17.85%	+1.32%	+5.33%	-1.92%

Results for other share classes can be found on page 4.

12  COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT

(1)	The S&P North American Technology Sector Index (the “NATS Index”), an unmanaged benchmark, is a modified capitalization-weighted index based on a universe of technology related stocks. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Science & Technology Funds Index includes the 30 largest science and technology funds tracked by Lipper Inc. The Lipper Index’s returns include net reinvested dividends.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT  13

Fund Expenses Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the expenses of the funds in which it invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until December 31, 2010.

Actual Expenses
The first line of each table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of each table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare each 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14  COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010(a)	Dec. 31, 2010	the period(b)	expense ratio
Class A

Actual(c)	$1,000	$1,266.90	$7.77	1.36%

Hypothetical (5% return before expenses)	$1,000	$1,018.35	$6.92	1.36%

Class B

Actual(c)	$1,000	$1,262.00	$12.03	2.11%

Hypothetical (5% return before expenses)	$1,000	$1,014.57	$10.71	2.11%

Class C

Actual(c)	$1,000	$1,262.20	$12.03	2.11%

Hypothetical (5% return before expenses)	$1,000	$1,014.57	$10.71	2.11%

Class I

Actual(c)	$1,000	$1,269.30	$5.55	.97%

Hypothetical (5% return before expenses)	$1,000	$1,020.32	$4.94	.97%

Class R

Actual(c)	$1,000	$1,264.80	$9.42	1.65%

Hypothetical (5% return before expenses)	$1,000	$1,016.89	$8.39	1.65%

Class R3

Actual(c)	$1,000	$1,265.60	$8.62	1.51%

Hypothetical (5% return before expenses)	$1,000	$1,017.59	$7.68	1.51%

Class R4

Actual(c)	$1,000	$1,267.30	$7.26	1.27%

Hypothetical (5% return before expenses)	$1,000	$1,018.80	$6.46	1.27%

Class R5

Actual(c)	$1,000	$1,269.10	$5.78	1.01%

Hypothetical (5% return before expenses)	$1,000	$1,020.11	$5.14	1.01%

Class Z

Actual(d)	$1,000	$1,120.10	$3.12	1.13%

Hypothetical (5% return before expenses)	$1,000	$1,019.51	$5.75	1.13%

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT  15

Fund Expenses Example (continued)

(a)	The beginning values for Class Z are as of September 27, 2010 (when shares became available) for actual expense calculations.
(b)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Actual expenses for Class Z are equal to the annualized expense ratio for the class as indicated above, multiplied by the average account value over the period, multiplied by 95/365 (to reflect the number of days in the period).
(c)	Based on the actual return for the six months ended December 31, 2010: +26.69% for Class A, +26.20% for Class B, +26.22% for Class C, +26.93% for Class I, +26.48% for Class R, +26.56% for Class R3, +26.73% for Class R4 and +26.91% for Class R5.
(d)	Based on the actual return for the period from September 27, 2010 (when shares became available) to December 31, 2010 of +12.01% for Class Z.

16  COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT

Portfolio of Investments
Columbia Seligman Communications and Information Fund
December 31, 2010
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks (98.2%)

CONSUMER DISCRETIONARY (1.0%)

Internet & Catalog Retail (0.4%)
Amazon.com, Inc.(a)(b)	91,500	$16,470,000

Media (0.6%)
Virgin Media, Inc.(a)	837,400	22,810,776

TOTAL CONSUMER DISCRETIONARY		39,280,776

HEALTH CARE (2.8%)

Biotechnology (0.7%)
Gilead Sciences, Inc.(b)	729,800	26,447,952

Health Care Equipment & Supplies (1.3%)
Baxter International, Inc.	877,900	44,439,298
Thoratec Corp.(a)(b)	264,300	7,484,976

Total		51,924,274

Life Sciences Tools & Services (0.8%)
Life Technologies Corp.(b)	155,565	8,633,858
Thermo Fisher Scientific, Inc.(b)	451,000	24,967,360

Total		33,601,218

TOTAL HEALTH CARE		111,973,444

INDUSTRIALS (2.5%)

Aerospace & Defense (2.0%)
General Dynamics Corp.	1,123,700	79,737,752

Electrical Equipment (0.5%)
Nidec Corp.	218,300	22,020,229

TOTAL INDUSTRIALS		101,757,981

INFORMATION TECHNOLOGY (91.4%)

Communications Equipment (6.0%)
Cisco Systems, Inc.(a)(b)	3,854,000	77,966,420
Nortel Networks Corp.(b)	819	11
QUALCOMM, Inc.	3,300,200	163,326,898

Total		241,293,329

Computers & Peripherals (11.3%)
Apple, Inc.(b)	628,700	202,793,472
Electronics for Imaging, Inc.(a)(b)(c)	4,784,000	68,459,040
Hewlett-Packard Co.	3,883,502	163,495,434
Toshiba Corp.	3,861,600	20,965,750

Total		455,713,696

Electronic Equipment, Instruments & Components (2.3%)
Avnet, Inc.(b)	1,743,900	57,601,017
Elster Group SE, ADR(a)(b)	582,480	9,843,912
Jabil Circuit, Inc.	1,299,900	26,114,991

Total		93,559,920

Internet Software & Services (6.0%)
Equinix, Inc.(b)	186,165	15,127,768
Google, Inc., Class A(a)(b)	243,700	144,750,489
Open Text Corp.(b)(c)	1,363,954	62,823,721
SciQuest, Inc.(b)	184,358	2,398,498
VeriSign, Inc.(a)	548,100	17,906,427

Total		243,006,903

IT Services (5.1%)
Amdocs Ltd.(b)	6,937,095	190,561,999
Rolta India Ltd.	2,927,900	10,133,023
Teradata Corp.(b)	189,300	7,791,588

Total		208,486,610

Office Electronics (2.1%)
Xerox Corp.	7,325,000	84,384,000

Semiconductors & Semiconductor Equipment (17.9%)
Advanced Micro Devices, Inc.(a)(b)	4,441,665	36,332,820
Amkor Technology, Inc.(a)(b)	7,388,938	54,604,252
ASML Holding NV(a)	2,626,600	100,703,844
Intel Corp.	7,420,200	156,046,806
KLA-Tencor Corp.	3,088,200	119,328,048
Lam Research Corp.(a)(b)	555,500	28,763,790
Marvell Technology Group Ltd.(b)	5,521,375	102,421,506
Novellus Systems, Inc.(b)	2,612,200	84,426,304
ON Semiconductor Corp.(a)(b)	1,272,900	12,576,252
Spansion, Inc., Class A(b)	686,923	14,219,306
Teradyne, Inc.(a)(b)	1,005,700	14,120,028

Total		723,542,956

Software (40.7%)
Aspen Technology, Inc.(b)	2,741,344	34,815,069
BMC Software, Inc.(b)	4,918,164	231,842,251
Check Point Software Technologies Ltd.(a)(b)	2,872,549	132,884,117
JDA Software Group, Inc.(a)(b)(c)	2,699,600	75,588,800
McAfee, Inc.(b)	220,500	10,211,355
Mentor Graphics Corp.(a)(b)(c)	678,222	8,138,664
Micro Focus International PLC	1,303,927	7,903,105
Microsoft Corp.	6,715,800	187,505,136

See accompanying Notes to Financial Statements.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT  17

Portfolio of Investments (continued)

Issuer	Shares	Value

Common Stocks (continued)

INFORMATION TECHNOLOGY (cont.)

Software (cont.)
Nuance Communications, Inc.(a)(b)	8,331,600	$151,468,488
Oracle Corp.	5,339,500	167,126,350
Parametric Technology Corp.(a)(b)(c)	6,352,470	143,121,149
Symantec Corp.(a)(b)	12,351,800	206,769,132
Synopsys, Inc.(b)(c)	10,760,103	289,554,372

Total		1,646,927,988

TOTAL INFORMATION TECHNOLOGY		3,696,915,402

TELECOMMUNICATION SERVICES (0.4%)

Wireless Telecommunication Services (0.4%)
China Mobile Ltd.	1,636,500	16,255,507

TOTAL TELECOMMUNICATION SERVICES		16,255,507

UTILITIES (0.1%)

Independent Power Producers & Energy Traders (0.1%)
Miasole(b)(d)	805,620	3,486,723

TOTAL UTILITIES		3,486,723

Total Common Stocks
(Cost: $3,519,777,868)		$3,969,669,833

Preferred Stocks (0.1%)

INFORMATION TECHNOLOGY (0.1%)

Communications Equipment (—%)
Flashpoint Technology, Inc. Convertible(b)(d)(e)(h)	246,914	$—

Computers & Peripherals (0.1%)
Silver Peak Systems, Inc. Convertible(b)(d)(h)	2,620,545	2,568,134

TOTAL INFORMATION TECHNOLOGY		2,568,134

UTILITIES (—%)

Independent Power Producers & Energy Traders (—%)
Miasole Convertible(d)(h)	62,288	269,583

TOTAL UTILITIES		269,583

Total Preferred Stocks
(Cost: $11,311,308)		$2,837,717

Warrants (—%)

UTILITIES (—%)

Independent Power Producers & Energy Traders (—%)
Miasole Promissory Note(d)(e)(h)	1	—

TOTAL UTILITIES		—

Total Warrants
(Cost: $21)		$—

Money Market Fund (1.8%)

Columbia Short-Term Cash Fund, 0.229%(c)(f)	72,185,927	$72,185,927

Total Money Market Fund
(Cost: $72,185,927)		$72,185,927

	Effective	Par/
Issuer	Yield	Principal	Value

Investments of Cash Collateral Received for Securities on Loan (9.4%)

Asset-Backed Commercial Paper (0.5%)
Grampian Funding LLC
01/13/11	0.280%	$4,998,794	$4,998,794
01/31/11	0.300%	6,998,192	6,998,192
Rhein-Main Securitisation Ltd.
01/12/11	0.551%	9,985,945	9,985,945

Total			21,982,931

Certificates of Deposit (4.8%)
Bank of Nova Scotia
05/12/11	0.280%	5,000,000	5,000,000
Bank of Tokyo Securities
01/20/11	0.320%	2,497,957	2,497,957
Canadian Imperial Bank
04/07/11	0.300%	5,000,000	5,000,000
Clydesdale Bank PLC
01/21/11	0.370%	5,500,000	5,500,000
Credit Agricole
04/21/11	0.400%	10,000,247	10,000,247
Credit Industrial et Commercial
02/22/11	0.395%	10,000,000	10,000,000
Credit Suisse
04/15/11	0.300%	6,000,000	6,000,000
Deutsche Bank AG
01/10/11	0.472%	4,999,980	4,999,980
Mitsubishi UFJ Trust and Banking Corp.
01/04/11	0.330%	4,996,427	4,996,427
02/22/11	0.320%	5,000,000	5,000,000

See accompanying Notes to Financial Statements.

18  COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT

	Effective	Par/
Issuer	Yield	Principal	Value

Investments of Cash Collateral Received for Securities on Loan (continued)

Certificates of Deposit (cont.)
N.V. Bank Nederlandse Gemeenten
01/27/11	0.330%	$10,000,000	$10,000,000
02/04/11	0.330%	10,000,000	10,000,000
National Australia Bank Ltd.
03/17/11	0.311%	10,000,000	10,000,000
National Bank of Canada
03/21/11	0.400%	8,000,000	8,000,000
Natixis
03/07/11	0.440%	12,000,000	12,000,000
Norinchukin Bank
01/25/11	0.330%	15,000,000	15,000,000
Rabobank Group
04/27/11	0.311%	15,000,000	15,000,000
Societe Generale
02/01/11	0.315%	12,000,000	12,000,000
Sumitomo Trust & Banking Co., Ltd.
02/04/11	0.400%	5,000,000	5,000,000
04/21/11	0.510%	8,000,000	8,000,000
Union Bank of Switzerland
04/18/11	0.341%	6,000,000	6,000,000
United Overseas Bank Ltd.
01/18/11	0.330%	10,000,000	10,000,000
Westpac Banking Corp.
05/09/11	0.290%	15,000,000	15,000,000

Total			194,994,611

Commercial Paper (0.2%)
ASB Finance Limited
05/03/11	0.391%	2,994,345	2,994,345
Versailles Commercial Paper LLC
01/06/11	0.350%	4,996,840	4,996,840

Total			7,991,185

Other Short-Term Obligations (0.1%)
Natixis Financial Products LLC
01/03/11	0.500%	5,000,000	5,000,000

Repurchase Agreements (3.8%)
Barclays Capital, Inc. dated 11/04/10, matures 01/31/11, repurchase price $10,002,583(g)
	0.300%	10,000,000	10,000,000
Cantor Fitzgerald & Co. dated 12/31/10, matures 01/03/11, repurchase price $90,003,000(g)
	0.400%	90,000,000	90,000,000
Citigroup Global Markets, Inc. dated 12/31/10, matures 01/03/11, repurchase price $24,000,320(g)
	0.160%	24,000,000	24,000,000
Goldman Sachs & Co. dated 12/31/10, matures 01/03/11, repurchase price $8,011,480(g)
	0.170%	8,011,367	8,011,367
Mizuho Securities USA, Inc. dated 12/31/10, matures 01/03/11, repurchase price $10,000,417(g)
	0.500%	10,000,000	10,000,000
Nomura Securities dated 12/31/10, matures 01/03/11, repurchase price $10,000,417(g)
	0.500%	10,000,000	10,000,000

Total			152,011,367

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $381,980,094)			$381,980,094

Total Investments
(Cost: $3,985,255,218)			$4,426,673,571
Other Assets & Liabilities, Net			(384,065,422)

Net Assets			$4,042,608,149

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

See accompanying Notes to Financial Statements.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT  19

Portfolio of Investments (continued)

Notes to Portfolio of Investments

(a)	At December 31, 2010, security was partially or fully on loan.

(b)	Non-income producing.

(c)	Investments in affiliates during the year ended December 31, 2010:

			Sales cost/			Dividends
	Beginning	Purchase	proceeds	Realized	Ending	or interest
Issuer	cost	cost	from sales	gain/loss	cost	income	Value
Columbia Short-Term Cash Fund	$220,333,806	$1,912,961,193	$(2,061,109,072)	$—	$72,185,927	$318,744	$72,185,927
Electronics for Imaging, Inc.	115,098,517	—	(232,769)	(106,039)	114,865,748	—	68,459,040
JDA Software Group, Inc.*	—	63,348,353	—	—	63,348,353	—	75,588,800
Mentor Graphics Corp.*	73,338,974	5,599,708	(73,385,341)	(1,996,923)	5,553,341	—	8,138,664
Open Text Corp.*	131,362,445	46,242,864	(120,903,157)	40,418,048	56,702,152	—	62,823,721
Parametric Technology Corp.*	115,731,182	14,487,870	(41,284,378)	23,455,357	88,934,674	—	143,121,149
Synopsys, Inc.	274,666,837	—	(8,643,183)	130,041	266,023,654	—	289,554,372

Total	$930,531,761	$2,042,639,988	$(2,305,557,900)	$61,900,484	$667,613,849	$318,744	$719,871,673

* Issuer was not an affiliate for the entire year ended December 31, 2010.

(d)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2010 was $6,324,440, representing 0.16% of net assets. Information concerning such security holdings at December 31, 2010 was as follows:

	Acquisition
Security	Dates	Cost
Flashpoint Technology, Inc. Convertible	09-10-99	$1,000,844
Miasole	07-10-08	10,032,163
Miasole Convertible	09-10-10 thru 10-07-10	268,690
Miasole Promissory Note	09-10-10	21
Silver Peak Systems, Inc. Convertible	01-14-08	10,041,774

(e)	Negligible market value.

(f)	The rate shown is the seven-day current annualized yield at December 31, 2010.

(g)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

20  COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Barclays Capital, Inc. (0.300%)
Security description	Value
Arabella Ltd	$50,397
Archer Daniels	518,468
ASB Finance Ltd	614,243
Banco Bilbao Vizcaya	1,658,123
Banco Bilbao Vizcaya Argentaria/New York NY	24,519
BP Capital Markets	308,146
BPCE	221,541
Central American Bank	1,920
Commonwealth Bank of Australia	311,935
Credit Agricole NA	512
Danske Corp	767,411
Electricite De France	1,270,764
European Investment Bank	1,709,846
Gdz Suez	263,954
Golden Funding Corp	18,171
Ing (US) Funding LLC	80
Natexis Banques	197,337
Nationwide Building	1,230,262
Natixis NY	96,000
Natixis US Finance Co	1,600
Prudential PLC	371,140
Silver Tower US Fund	4,800
Skandin Ens Banken	48,037
Societe Gen No Amer	799,593
Societe Generale NY	10,400
UBS Ag Stamford	801

Total market value of collateral securities	$10,500,000

Cantor Fitzgerald & Co. (0.400%)
Security description	Value
Fannie Mae Interest Strip	$2,882,795
Fannie Mae Pool	7,873,088
Fannie Mae Principal Strip	94,153
Fannie Mae REMICS	5,277,569
Federal Farm Credit Bank	4,908,328
Federal Home Loan Banks	8,793,669
Federal Home Loan Mortgage Corp	659,754
Federal National Mortgage Association	7,624,729
FHLMC Structured Pass Through Securities	3,121,178
Freddie Mac Non Gold Pool	7,557,468
Freddie Mac Reference REMIC	50,863
Freddie Mac REMICS	4,638,535

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT  21

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

Cantor Fitzgerald & Co. (0.400%) (continued)
Security description	Value
Freddie Mac Strips	$1,367,859
Ginnie Mae I Pool	884,120
Ginnie Mae II Pool	4,900,869
Government National Mortgage Association	1,971,811
United States Treasury Inflation Indexed Bonds	271,029
United States Treasury Note/Bond	21,537,445
United States Treasury Strip Coupon	6,437,448
United States Treasury Strip Principal	947,290

Total market value of collateral securities	$91,800,000

Citigroup Global Markets, Inc. (0.160%)
Security description	Value
Fannie Mae Benchmark REMIC	$119,229
Fannie Mae REMICS	8,063,959
Fannie Mae Whole Loan	205,141
Fannie Mae-Aces	15,664
Freddie Mac Reference REMIC	558,773
Freddie Mac REMICS	12,319,825
Government National Mortgage Association	3,197,409

Total market value of collateral securities	$24,480,000

Goldman Sachs & Co. (0.170%)
Security description	Value
Government National Mortgage Association	$8,171,594

Total market value of collateral securities	$8,171,594

Mizuho Securities USA, Inc. (0.500%)
Security description	Value
Fannie Mae Grantor Trust	$4,938
Fannie Mae Pool	4,149,551
Fannie Mae REMICS	428,238
Fannie Mae Whole Loan	11,634
Federal Farm Credit Bank	6,664
Federal Home Loan Banks	172,904
Federal Home Loan Mortgage Corp	26,630
FHLMC Structured Pass Through Securities	25,222
Freddie Mac Gold Pool	2,174,343
Freddie Mac Non Gold Pool	257,995
Freddie Mac REMICS	479,399

22  COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Mizuho Securities USA, Inc. (0.500%) (continued)
Security description	Value
Ginnie Mae II Pool	$351,038
Government National Mortgage Association	651,145
United States Treasury Note/Bond	1,460,299

Total market value of collateral securities	$10,200,000

Nomura Securities (0.500%)
Security description	Value
Fannie Mae Pool	$4,566,830
Freddie Mac Gold Pool	5,633,170

Total market value of collateral securities	$10,200,000

(h)	Securities valued by management at fair value according to procedures approved, in good faith, by the board.
Abbreviation Legend

ADR	American Depositary Receipt

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT  23

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

24  COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

	Fair value at December 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$39,280,776	$—	$—	$39,280,776
Health Care	111,973,444	—	—	111,973,444
Industrials	79,737,752	22,020,229	—	101,757,981
Information Technology	3,657,913,512	39,001,890	—	3,696,915,402
Telecommunication Services	—	16,255,507	—	16,255,507
Utilities	—	—	3,486,723	3,486,723
Preferred Stocks
Information Technology	—	—	2,568,134	2,568,134
Utilities	—	—	269,583	269,583

Total Equity Securities	3,888,905,484	77,277,626	6,324,440	3,972,507,550

Other
Affiliated Money Market Fund(c)	72,185,927	—	—	72,185,927
Investments of Cash Collateral Received for Securities on Loan	—	381,980,094	—	381,980,094

Total Other	72,185,927	381,980,094	—	454,166,021

Total	$3,961,091,411	$459,257,720	$6,324,440	$4,426,673,571

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	The amount of securities transferred out of Level 1 into Level 2 during the period was $11,973,620.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at December 31, 2010.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT  25

Portfolio of Investments (continued)

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common	Preferred
	Stocks	Stocks	Total
Balance as of December 31, 2009	$1,611,240	$2,201,258	$3,812,498
Accrued discounts/premiums	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)*	1,875,483	367,769	2,243,252
Sales	—	—	—
Purchases	—	268,690	268,690
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of December 31, 2010	$3,486,723	$2,837,717	$6,324,440

*	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2010 was $2,243,252, which is comprised of Common Stocks of $1,875,483 and Preferred Stocks of $367,769.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

26  COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT

Statement of Assets and Liabilities
December 31, 2010

Assets
Investments, at value
Unaffiliated issuers* (identified cost $2,935,661,275)	$3,324,821,804
Affiliated issuers (identified cost $667,613,849)	719,871,673
Investment of cash collateral received for securities on loan (identified cost $381,980,094)	381,980,094

Total investments (identified cost $3,985,255,218)	4,426,673,571
Receivable for:
Capital shares sold	4,322,628
Investments sold	15,849,403
Dividends	322,722
Interest	45,148

Total assets	4,447,213,472

Liabilities
Due upon return of securities on loan	381,980,094
Payable for:
Investments purchased	13,528,326
Capital shares purchased	5,210,613
Investment management fees	94,208
Distribution fees	45,231
Transfer agent fees	858,686
Administration fees	5,475
Plan administration fees	101
Other expenses	2,882,589

Total liabilities	404,605,323

Net assets applicable to outstanding capital stock	$4,042,608,149

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT  27

Statement of Assets and Liabilities (continued)
December 31, 2010

Represented by
Paid-in capital	$3,500,283,564
Excess of distributions over net investment income	(104,314)
Accumulated net realized gain	101,010,546
Unrealized appreciation (depreciation) on:
Investments	441,418,353

Total — representing net assets applicable to outstanding capital stock	$4,042,608,149

*Value of securities on loan	$372,764,813

Net assets
Class A	$3,066,070,816
Class B	$85,897,298
Class C	$767,799,553
Class I	$55,589,782
Class R	$47,553,655
Class R3	$96,339
Class R4	$506,749
Class R5	$18,414,461
Class Z	$679,496
Shares outstanding
Class A	68,583,469
Class B	2,315,630
Class C	20,684,543
Class I	1,192,278
Class R	1,086,855
Class R3	2,195
Class R4	10,916
Class R5	395,196
Class Z	14,576
Net asset value per share
Class A(a)	$44.71
Class B	$37.09
Class C	$37.12
Class I	$46.62
Class R	$43.75
Class R3	$43.89
Class R4	$46.42
Class R5	$46.60
Class Z	$46.62

(a)	The maximum offering price per share for Class A is $47.44. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

28  COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT

Statement of Operations
Year ended December 31, 2010

Net investment income
Income:
Dividends	$22,192,233
Interest	132,148
Dividends from affiliates	318,744
Income from securities lending — net	745,940
Foreign taxes withheld	(56,338)

Total income	23,332,727

Expenses:
Investment management fees	31,300,872
Distribution fees
Class A	6,972,053
Class B	916,980
Class C	6,974,792
Class R	199,405
Class R3	135
Transfer agent fees
Class A	4,262,181
Class B	148,816
Class C	1,084,891
Class R	31,957
Class R3	25
Class R4	39
Class R5	8,491
Class Z	40
Administration fees	1,848,982
Plan administration fees
Class R	64,273
Class R3	135
Class R4	213
Compensation of board members	103,809
Custodian fees	75,046
Printing and postage fees	376,000
Registration fees	211,838
Professional fees	106,396
Other	1,107,581

Total expenses	55,794,950

Net investment loss	(32,462,223)

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT  29

Statement of Operations (continued)
Year ended December 31, 2010

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$300,015,205
Investments — affiliated issuers	61,900,484
Foreign currency transactions	405,509
Forward foreign currency exchange contracts	(282,764)
Options contracts written	(385,807)
Increase from payment by affiliate (see Note 6)	1,219,315

Net realized gain	362,871,942
Net change in unrealized appreciation (depreciation) on:
Investments	195,131,127
Foreign currency translations	(498)

Net change in unrealized appreciation	195,130,629

Net realized and unrealized gain	558,002,571

Net increase in net assets resulting from operations	$525,540,348

The accompanying Notes to Financial Statements are an integral part of this statement.

30  COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended December 31,	2010	2009
Operations
Net investment loss	$(32,462,223)	$(39,028,308)
Net realized gain (loss)	362,871,942	(51,544,929)
Net change in unrealized appreciation	195,130,629	1,412,780,368

Net increase in net assets resulting from operations	525,540,348	1,322,207,131

Increase (decrease) in net assets from capital share transactions	(165,455,770)	128,096,146

Proceeds from regulatory settlement (see Note 5)	757,126	7,971,302

Total increase in net assets	360,841,704	1,458,274,579
Net assets at beginning of year	3,681,766,445	2,223,491,866

Net assets at end of year	$4,042,608,149	$3,681,766,445

Excess of distributions over net investment income	$(104,314)	$(72,743)

	2010		2009
Year ended December 31,	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	10,314,932	409,233,551	16,217,513	513,854,272
Conversions from Class B	399,151	15,518,761	687,488	20,508,952
Redemptions	(14,038,919)	(550,381,508)	(12,729,267)	(391,795,379)

Net increase (decrease)	(3,324,836)	(125,629,196)	4,175,734	142,567,845

Class B shares
Subscriptions	200,962	6,537,769	463,755	12,141,432
Conversions to Class A	(478,994)	(15,518,761)	(812,029)	(20,508,952)
Redemptions	(695,361)	(22,697,329)	(968,789)	(25,038,254)

Net decrease	(973,393)	(31,678,321)	(1,317,063)	(33,405,774)

Class C shares
Subscriptions	2,457,500	81,336,688	3,054,623	81,075,171
Redemptions	(3,191,183)	(104,894,885)	(3,514,832)	(89,519,549)

Net decrease	(733,683)	(23,558,197)	(460,209)	(8,444,378)

Class I shares
Subscriptions	367,545	15,361,697	993,229	35,623,554
Redemptions	(155,955)	(6,874,997)	(12,541)	(478,828)

Net increase	211,590	8,486,700	980,688	35,144,726

Class R shares
Subscriptions	500,547	19,456,130	521,139	16,237,775
Redemptions	(385,493)	(14,821,311)	(373,741)	(11,225,467)

Net increase	115,054	4,634,819	147,398	5,012,308

Class R3 shares
Subscriptions	2,377	89,462	431	15,000
Redemptions	(613)	(23,177)	—	—

Net increase	1,764	66,285	431	15,000

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT  31

Statements of Changes in Net Assets (continued)

	2010		2009
Year ended December 31,	Shares	Dollars ($)	Shares	Dollars ($)
Class R4 shares
Subscriptions	11,382	511,179	188	6,627
Redemptions	(654)	(28,017)	—	—

Net increase	10,728	483,162	188	6,627

Class R5 shares
Subscriptions	184,115	7,625,694	231,418	7,161,434
Redemptions	(157,685)	(6,539,837)	(666,534)	(19,961,642)

Net increase (decrease)	26,430	1,085,857	(435,116)	(12,800,208)

Class Z shares
Subscriptions	14,660	657,074	—	—
Redemptions	(84)	(3,953)	—	—

Net increase	14,576	653,121	—	—

Total net increase (decrease)	(4,651,770)	(165,455,770)	3,092,051	128,096,146

The accompanying Notes to Financial Statements are an integral part of this statement.

32  COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended December 31,
	2010		2009		2008	2007		2006
Class A
Per share data
Net asset value, beginning of period	$38.78		$24.25		$38.20	$33.24		$27.29

Income from investment operations:
Net investment loss	(.29)		(.37)		(.36)	(.32)		(.27)
Net realized and unrealized gain (loss) on investments	6.20		14.81		(13.59)	5.28		6.22
Increase from payments by affiliate	.01		—		—	—		—

Total from investment operations	5.92		14.44		(13.95)	4.96		5.95

Proceeds from regulatory settlement	.01		.09		—	—		—

Net asset value, end of period	$44.71		$38.78		$24.25	$38.20		$33.24

Total return	15.29%	(a),(b)	59.92%	(a)	(36.52% )	14.92%		21.80%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.36%		1.61%		1.52%	1.46%		1.51%

Net expenses after fees waived or expenses reimbursed(d)	1.36%		1.61%		1.52%	1.46%		1.49%

Net investment loss	(0.72%	)	(1.18%	)	(1.12% )	(0.89%	)	(0.88%	)

Supplemental data
Net assets, end of period (in thousands)	$3,066,071		$2,788,834		$1,642,388	$2,907,051		$2,612,744

Portfolio turnover	105%		150%		133%	206%		187%

See accompanying Notes to Financial Highlights.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT  33

Financial Highlights (continued)

	Year ended December 31,
	2010		2009		2008	2007		2006
Class B
Per share data
Net asset value, beginning of period	$32.42		$20.43		$32.42	$28.42		$23.51

Income from investment operations:
Net investment loss	(.49)		(.51)		(.52)	(.50)		(.42)
Net realized and unrealized gain (loss) on investments	5.14		12.42		(11.47)	4.50		5.33
Increase from payments by affiliate	.01		—		—	—		—

Total from investment operations	4.66		11.91		(11.99)	4.00		4.91

Proceeds from regulatory settlement	.01		.08		—	—		—

Net asset value, end of period	$37.09		$32.42		$20.43	$32.42		$28.42

Total return	14.40%	(a),(b)	58.69%	(a)	(36.98% )	14.07%		20.88%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	2.11%		2.39%		2.27%	2.21%		2.26%

Net expenses after fees waived or expenses reimbursed(d)	2.11%		2.39%		2.27%	2.21%		2.24%

Net investment loss	(1.48%	)	(1.97%	)	(1.87% )	(1.64%	)	(1.63%	)

Supplemental data
Net assets, end of period (in thousands)	$85,897		$106,646		$94,086	$269,316		$364,628

Portfolio turnover	105%		150%		133%	206%		187%

See accompanying Notes to Financial Highlights.

34  COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT

	Year ended December 31,
	2010		2009		2008	2007		2006
Class C
Per share data
Net asset value, beginning of period	$32.44		$20.44		$32.43	$28.44		$23.52

Income from investment operations:
Net investment loss	(.49)		(.51)		(.50)	(.50)		(.42)
Net realized and unrealized gain (loss) on investments	5.15		12.43		(11.49)	4.49		5.34
Increase from payments by affiliate	.01		—		—	—		—

Total from investment operations	4.67		11.92		(11.99)	3.99		4.92

Proceeds from regulatory settlement	.01		.08		—	—		—

Net asset value, end of period	$37.12		$32.44		$20.44	$32.43		$28.44

Total return	14.43%	(a),(b)	58.71%	(a)	(36.97% )	14.03%		20.92%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	2.11%		2.36%		2.27%	2.21%		2.26%

Net expenses after fees waived or expenses reimbursed(d)	2.11%		2.36%		2.27%	2.21%		2.24%

Net investment loss	(1.48%	)	(1.94%	)	(1.87% )	(1.64%	)	(1.63%	)

Supplemental data
Net assets, end of period (in thousands)	$767,800		$694,889		$447,159	$268,391		$212,695

Portfolio turnover	105%		150%		133%	206%		187%

See accompanying Notes to Financial Highlights.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT  35

Financial Highlights (continued)

	Year ended December 31,
	2010		2009(e)
Class I
Per share data
Net asset value, beginning of period	$40.29		$34.44

Income from investment operations:
Net investment loss	(.13)		(.08)
Net realized and unrealized gain on investments	6.44		5.93
Increase from payments by affiliate	.01		—

Total from investment operations	6.32		5.85

Proceeds from regulatory settlement	.01		—

Net asset value, end of period	$46.62		$40.29

Total return	15.71%	(a),(b)	16.99%

Ratios to average net assets(c)
Total expenses	0.96%		1.00%	(f)

Net investment loss	(0.31%	)	(0.50%	)(f)

Supplemental data
Net assets, end of period (in thousands)	$55,590		$39,507

Portfolio turnover	105%		150%

See accompanying Notes to Financial Highlights.

36  COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT

	Year ended December 31,
	2010		2009		2008	2007		2006
Class R(g)
Per share data
Net asset value, beginning of period	$38.09		$23.89		$37.73	$32.92		$27.09

Income from investment operations:
Net investment loss	(.41)		(.46)		(.43)	(.41)		(.34)
Net realized and unrealized gain (loss) on investments	6.05		14.57		(13.41)	5.22		6.17
Increase from payments by affiliate	.01		—		—	—		—

Total from investment operations	5.65		14.11		(13.84)	4.81		5.83

Proceeds from regulatory settlement	.01		.09		—	—		—

Net asset value, end of period	$43.75		$38.09		$23.89	$37.73		$32.92

Total return	14.86%	(a),(b)	59.44%	(a)	(36.68% )	14.61%		21.52%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.70%		1.93%		1.77%	1.71%		1.76%

Net expenses after fees waived or expenses reimbursed(d)	1.70%		1.93%		1.77%	1.71%		1.74%

Net investment loss	(1.06%	)	(1.50%	)	(1.37% )	(1.14%	)	(1.13%	)

Supplemental data
Net assets, end of period (in thousands)	$47,554		$37,012		$19,695	$25,142		$11,810

Portfolio turnover	105%		150%		133%	206%		187%

See accompanying Notes to Financial Highlights.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT  37

Financial Highlights (continued)

	Year ended December 31,
	2010		2009(e)
Class R3
Per share data
Net asset value, beginning of period	$38.13		$32.67

Income from investment operations:
Net investment loss	(.35)		(.16)
Net realized and unrealized gain on investments	6.09		5.62
Increase from payments by affiliate	.01		—

Total from investment operations	5.75		5.46

Proceeds from regulatory settlement	.01		—

Net asset value, end of period	$43.89		$38.13

Total return	15.11%	(a),(b)	16.71%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.51%		1.54%	(f)

Net expenses after fees waived or expenses reimbursed(d)	1.51%		1.54%	(f)

Net investment loss	(0.90%	)	(1.08%	)(f)

Supplemental data
Net assets, end of period (in thousands)	$96		$16

Portfolio turnover	105%		150%

See accompanying Notes to Financial Highlights.

38  COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT

	Year ended December 31,
	2010		2009(e)
Class R4
Per share data
Net asset value, beginning of period	$40.24		$34.44

Income from investment operations:
Net investment loss	(.24)		(.12)
Net realized and unrealized gain on investments	6.40		5.92
Increase from payments by affiliate	.01		—

Total from investment operations	6.17		5.80

Proceeds from regulatory settlement	.01		—

Net asset value, end of period	$46.42		$40.24

Total return	15.36%(a	),(b)	16.84%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.26%		1.28%	(f)

Net expenses after fees waived or expenses reimbursed(d)	1.26%		1.28%	(f)

Net investment loss	(0.58%	)	(0.76%	)(f)

Supplemental data
Net assets, end of period (in thousands)	$507		$8

Portfolio turnover	105%		150%

See accompanying Notes to Financial Highlights.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT  39

Financial Highlights (continued)

	Year ended December 31,
	2010		2009		2008	2007		2006
Class R5
Per share data
Net asset value, beginning of period	$40.28		$25.08		$39.32	$34.07		$27.83

Income from investment operations:
Net investment loss	(.15)		(.27)		(.21)	(.17)		(.13)
Net realized and unrealized gain (loss) on investments	6.45		15.38		(14.03)	5.42		6.37
Increase from payments by affiliate	.01		—		—	—		—

Total from investment operations	6.31		15.11		(14.24)	5.25		6.24

Proceeds from regulatory settlement	.01		.09		—	—		—

Net asset value, end of period	$46.60		$40.28		$25.08	$39.32		$34.07

Total return	15.69%	(a),(b)	60.60%	(a)	(36.22% )	15.41%		22.42%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.00%		1.27%		1.04%	1.01%		1.04%

Net expenses after fees waived or expenses reimbursed(d)	1.00%		1.27%		1.04%	1.01%		1.02%

Net investment loss	(0.37%	)	(0.87%	)	(0.64% )	(0.44%	)	(0.41%	)

Supplemental data
Net assets, end of period (in thousands)	$18,414		$14,853		$20,164	$33,473		$23,805

Portfolio turnover	105%		150%		133%	206%		187%

See accompanying Notes to Financial Highlights.

40  COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT

	Year ended
	December 31,
	2010(h)
Class Z
Per share data
Net asset value, beginning of period	$41.62

Income from investment operations:
Net investment loss	(.06)
Net realized and unrealized gain on investments	5.05
Increase from payments by affiliate	.01

Total from investment operations	5.00

Net asset value, end of period	$46.62

Total return	12.01%	(b)

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.13%	(f)

Net expenses after fees waived or expenses reimbursed(d)	1.13%	(f)

Net investment loss	(0.50%	)(f)

Supplemental data
Net assets, end of period (in thousands)	$679

Portfolio turnover	105%

Notes to Financial Highlights

(a)	During the years ended December 31, 2010 and 2009, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total returns would have been lower by 0.02% and 0.36%, respectively.
(b)	During the year ended December 31, 2010, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(e)	For the period from August 3, 2009 (when shares became available) to December 31, 2009.
(f)	Annualized.
(g)	Effective September 7, 2010, Class R2 shares were renamed Class R shares.
(h)	For the period from September 27, 2010 (when shares became available) to December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT  41

Notes to Financial Statements
December 31, 2010

Note 1.	Organization

Columbia Seligman Communications and Information Fund, Inc. (formerly known as Seligman Communications and Information Fund, Inc.) (the Fund), is a diversified fund. The Fund is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company.

Fund Shares
The Fund has one billion authorized shares of capital stock (with a $0.10 par value per share). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available to qualifying institutional investors. Effective September 7, 2010, Class R2 shares were renamed Class R shares.

Class R3 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

42  COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class R5 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund’s prospectus. Class Z shares became effective September 27, 2010.

Note 2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Fund’s Board of Directors (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT  43

Notes to Financial Statements (continued)

of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Foreign currency exchange contracts are marked-to-market daily based upon foreign currency exchange rates provided by a pricing service.

Option contracts are valued daily at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

The policy adopted by the Board generally contemplates the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Foreign Currency Transactions and Translation
The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

44  COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT

Derivative Instruments
The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations,

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT  45

Notes to Financial Statements (continued)

which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Options
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. The Fund bought and wrote options traded on U.S. and foreign decrease the Fund’s exposure to equity risk and to increase return investments and exchanges or in the over-the-counter (OTC) markets to decrease the Fund’s exposure to equity risk and to increase return on investments and protect gains. Completion of transactions for options traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC options trades. Cash collateral held or posted by the Fund for such option trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option transaction expires or is exercised. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call or purchased put option, or the purchase cost for a written put or purchased call option, is adjusted by the amount of premium received or paid.

The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put options by holders of the option contracts or proceeds received upon entering into the contracts.

46  COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT

Contracts and premiums associated with options contracts written for the year ended December 31, 2010 are as follows:

	Calls
	Contracts	Premiums
Balance December 31, 2009	—	$—
Opened	1,138	1,448,649
Closed	(1,138)	(1,448,649)

Balance December 31, 2010	—	$—

Effects of Derivative Transactions in the Financial Statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivatives outstanding at the end of the period, if any.

Fair values of derivative instruments at December 31, 2010
At December 31, 2010, the Fund had no outstanding derivatives.

Effect of derivative instruments in the Statement of Operations for the year ended December 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
	Forward foreign
	currency exchange
Risk exposure category	contracts	Options	Total
Equity contracts	$—	$(385,807)	$(385,807)

Foreign exchange contracts	(282,764)	—	$(282,764)

Total	$(282,764)	$(385,807)	$(668,571)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Forward foreign
currency exchange
Risk exposure category	contracts	Options	Total
Equity contracts	$—	$—	$—

Foreign exchange contracts	—	—	$—

Total	$—	$—	$—

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT  47

Notes to Financial Statements (continued)

Volume of Derivative Activity
Foreign Forward Currency Exchange Contracts
At December 31, 2010, the Fund had no outstanding forward foreign currency exchange contracts. The average gross notional amount of forward foreign currency exchange contracts opened, and subsequently closed, was $4.1 million for the year ended December 31, 2010.

Options
At December 31, 2010, the Fund had no outstanding options contracts. During the year ended December 31, 2010, the Fund entered into and closed 1,138 option contracts, of which, the average gross notional amount was $33,000.

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Investment Advisers, LLC (the Investment Manager) has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Corporate actions and dividend income are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Determination of Class Net Asset Value
All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status
The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will

48  COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT

not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders
Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3.	Fees and Compensation Paid to Affiliates

Investment Management Fees
Under an Investment Management Services Agreement the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.855% to 0.725% as the Fund’s net assets increase. The management fee for the year ended December 31, 2010 was 0.85% of the Fund’s average daily net assets.

Administration Fees
Under an Administrative Services Agreement, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT  49

Notes to Financial Statements (continued)

percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The fee for the year ended December 31, 2010 was 0.05% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial, Inc. served as the Fund Administrator. Since Jan. 1, 2011, Columbia Management Investment Advisers, LLC has served as the Fund Administrator.

Other Fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2010, other expenses paid to this company were $4,533.

Compensation of Board Members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to September 7, 2010, the Transfer Agent received annual account-based service fees for Class A, Class B and Class C shares which amount varied by class and annual asset-based service fees based on the Fund’s average daily net assets attributable to Class R, Class R3, Class R4 and Class R5 shares. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective September 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than

50  COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT

omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent also pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (IRA) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended December 31, 2010, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.15%
Class B	0.16
Class C	0.16
Class R	0.08
Class R3	0.05
Class R4	0.05
Class R5	0.05
Class Z	0.05	*

Class I shares do not pay transfer agent fees.

*	Annualized

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At December 31, 2010, the Fund’s total potential future obligation over the life of the Guaranty is $3,620,511. The liability remaining at December 31, 2010 for non-recurring charges associated with the lease amounted to $2,447,179 and is included within other accrued expenses in the Statement of Assets and Liabilities.

Plan Administration Fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT  51

Notes to Financial Statements (continued)

September 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R shares for such services.

Distribution Fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $723,000 and $20,474,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of October 31, 2010, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $2,929,726 for Class A, $172,855 for Class B and $60,642 for Class C for the year ended December 31, 2010.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $3,719,435,458 and $3,788,581,466, respectively, for the year ended December 31, 2010.

Note 5. Regulatory Settlements

During the year ended December 31, 2010, the Fund received $757,126 as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

52  COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT

In May 2009, as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $271,302, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

In March 2009, without admitting or denying any violations of law or wrongdoing, J&W Seligman & Co., Incorporated (Seligman), Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino entered into a stipulation of settlement with the Office of the Attorney General of the State of New York (NYAG) and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $7.7 million to the Fund. The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

Note 6. Payments by Affiliates

During the year ended December 31, 2010, the Investment Manager voluntarily reimbursed the Fund $1,219,315 for losses on a trading error.

Note 7. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At December 31, 2010, securities valued at $372,764,813 were on loan, secured by cash collateral of $381,980,094 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT  53

Notes to Financial Statements (continued)

indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund received income for lending their securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2010 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 8. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At December 31, 2010, the Investment Manager along with affiliated funds-of-funds owned 100% of Class I shares.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on October 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender’s sole discretion. Interest is charged to each fund based on its

54  COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT

borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to October 14, 2010, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings for the year ended December 31, 2010.

Note 11. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2010, permanent and timing book to tax differences resulting primarily from differing treatments for options contracts, foreign currency transactions and losses deferred due to wash sales were identified and permanent differences reclassed among the components of the Fund’s net assets in the Statement of Assets and Liabilities as follows:

Excess of distributions over net investment income	$32,430,652
Accumulated net realized gain	(32,225,585)
Paid-in capital	(205,067)

Net investment income and net realized gains (losses), as described in the Statement of Operations, and net assets were not affected by this reclassification.

There were no distributions paid during the years ended December 31, 2010 and 2009.

At December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1
Undistributed accumulated long-term gain	118,085,117
Accumulated realized loss	—
Unrealized appreciation	424,239,467

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT  55

Notes to Financial Statements (continued)

At December 31, 2010, the cost of investments for federal income tax purposes was $4,002,329,790 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$580,046,069
Unrealized depreciation	(155,702,289)

Net unrealized	$424,343,780

For the year ended December 31, 2010, $207,308,543 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 12. Concentration Risk

The Fund concentrates its investments in companies in the communications, information and related industries. The market prices of these stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. Therefore, the Fund’s net asset value may fluctuate more than a fund that invests in a wider range of industries. The rapid pace of change within many of these industries tends to create a more volatile operating environment than in other industries.

Note 13. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 14.	Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies

56  COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT

including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2010, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT  57

Notes to Financial Statements (continued)

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

58  COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Columbia Seligman Communications and Information Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Seligman Communications and Information Fund, Inc. (formerly known as Seligman Communications and Information Fund, Inc.) (the Fund) as of December 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 27, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT  59

Report of Independent Registered Public Accounting Firm (continued)

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Columbia Seligman Communications and Information Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, and changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 23, 2011

60  COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT

Federal Income Tax Information
(Unaudited)

Fiscal year ended December 31, 2010

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT  61

Board Members and Officers

Shareholders elect a Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund’s Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

Independent Board Members

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 1/11/06	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	None

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 7/11/07	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	None

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/1/04	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	None

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 76	Board member since 3/1/85	Attorney and Consultant	None

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board since 1/1/07, Board member since 1/1/02	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 12/10/08	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	None

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 11/1/04	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None

62  COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT

Independent Board Members (continued)

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 11/11/08	Counsel, Lewis & Munday, P.C. since 1987; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since 11/13/02	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT  63

Board Members and Officers (continued)

Board Member Affiliated with the Investment Manager*

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Board member since 11/7/01, Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President — Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

64  COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund’s other officers are:

Fund Officers

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton One Financial Center Boston, MA 02111 Age 46	President since 5/1/10	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 — January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 — April 2010; Treasurer, Columbia Funds, October 2003 — May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since 12/5/06	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 — April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke One Financial Center Boston, MA 02111 Age 41	Treasurer since 1/12/11	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisers, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT  65

Board Members and Officers (continued)

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Vice President, General Counsel and Secretary since 12/5/06	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Senior Vice President, Secretary and Chief Legal Officer, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Michael A. Jones 100 Federal Street Boston, MA 02110 Age 51	Vice President since 5/1/10	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007 — April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006 — April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore One Financial Center Boston, MA 02111 Age 52	Vice President since 5/1/10	Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda Wondrack One Financial Center Boston, MA 02111 Age 46	Chief Compliance Officer since 5/1/10	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds since 2007; Senior Vice President and Chief Compliance Officer, Atlantic Funds and Nations Funds since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005 — April 2010

66  COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Neysa M. Alecu 2934 Ameriprise Financial Center Minneapolis, MN 55474 Age 47	Money Laundering Prevention Officer since 11/9/05 and Identity Theft Prevention Officer since 2008	Vice President — Compliance, Ameriprise Financial, Inc. since 2008; Anti-Money Laundering Officer and Identity Theft Prevention Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc. since 2005; Compliance Director, Ameriprise Financial, Inc., 2004-2008

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT  67

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services
Agreement

In September 2010, in connection with various initiatives to integrate the legacy Columbia Funds and legacy RiverSource Funds, for which Columbia Management Investment Advisers, LLC (Columbia Management) serves as investment manager, the Fund’s Board of Directors (the Board) approved, subject to approval by shareholders, a new investment management services agreement between the Fund and Columbia Management (the IMS Agreement). The IMS Agreement was approved by the Fund’s shareholders at a meeting held on February 15, 2011. A discussion regarding the basis for the approval by the Board of the IMS Agreement is set forth under “Proposal 2 — Approve Proposed IMS Agreement — Board Considerations,” in the definitive proxy statement filed with the Securities and Exchange Commission by Columbia Seligman Communications and Information Fund, Inc., on behalf of the Fund, on December 28, 2010, and is incorporated herein by reference.

Results of Meeting of Shareholders

Columbia Seligman Communications and Information Fund

Special Meeting of Shareholders held on February 15, 2011
(Unaudited)

A brief description of the proposal(s) voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the proposal(s) is(are) set forth below. A vote is based on total number of shares outstanding in the Fund.

68  COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT

Proposal 1:  To elect directors to the Board.

		Shares Voted	Shares Voted		Broker
		“For”	“Withhold”	Abstentions	Non-Votes
01.	Kathleen Blatz	47,713,259.199	2,153,491.377	0.000	0.000
02.	Edward J. Boudreau, Jr.	47,686,806.391	2,179,944.185	0.000	0.000
03.	Pamela G. Carlton	47,710,365.105	2,156,385.471	0.000	0.000
04.	William P. Carmichael	47,632,752.474	2,233,998.102	0.000	0.000
05.	Patricia M. Flynn	47,714,955.967	2,151,794.609	0.000	0.000
06.	William A. Hawkins	47,687,700.490	2,179,050.086	0.000	0.000
07.	R. Glenn Hilliard	47,669,314.094	2,197,436.482	0.000	0.000
08.	Stephen R. Lewis, Jr.	47,676,048.034	2,190,702.542	0.000	0.000
09.	John F. Maher	47,720,566.259	2,146,184.317	0.000	0.000
10.	John J. Nagorniak	47,652,954.504	2,213,796.072	0.000	0.000
11.	Catherine James Paglia	47,711,470.639	2,155,279.937	0.000	0.000
12.	Leroy C. Richie	47,630,572.598	2,236,177.978	0.000	0.000
13.	Anthony M. Santomero	47,681,643.400	2,185,107.176	0.000	0.000
14.	Minor M. Shaw	47,665,024.881	2,201,725.695	0.000	0.000
15.	Alison Taunton-Rigby	47,688,310.714	2,178,439.862	0.000	0.000
16.	William F. Truscott	47,706,147.518	2,160,603.058	0.000	0.000

Proposal 2:  To approve a proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

Proposal 2 was adjourned to a meeting scheduled on February 28, 2011 to provide additional time for further solicitation of this proposal.

Proposal 3:  To approve a proposal to authorize Columbia Management Investment Advisers, LLC to enter into and materially amend subadvisory agreements in the future, with the approval of the Company’s board of directors, but without obtaining shareholder approval.

Proposal 3 was adjourned to a meeting scheduled on February 28, 2011 to provide additional time for further solicitation of this proposal.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2010 ANNUAL REPORT  69

Columbia Seligman Communications and Information Fund
(formerly known as Seligman Communications and Information Fund)
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	SL-9907 C (3/1)

Item 2. Code of Ethics.
(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.
(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.
(c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
The Registrant’s board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.
Item 4. Principal Accountant Fees and Services
(a)	Audit Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for Columbia Seligman Communications and Information Fund, Inc. were as follows:

2010: $20,127	2009: $19,765
(b)	Audit-Related Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant related to the semiannual financial statement review, the transfer agent 17Ad-13 review, and other consultations and services required to complete the audit for Columbia Seligman Communications and Information Fund, Inc. were as follows:

2010: $6,432	2009: $4,050
The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee related to an internal controls review performed initially in 2010 were as follows:

2010: $96,000	2009: $0
(c)	Tax Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for tax compliance related services rendered to Columbia Seligman Communications and Information Fund, Inc. were as follows:

2010: $8,025	2009: $8,042
The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee related to tax consulting services and a subscription to a tax database were as follows:

2010: $95,840	2009: $60,000
(d)	All Other Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for additional professional services rendered to Columbia Seligman Communications and Information Fund, Inc. were as follows:

2010: $0	2009: $0
The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for other services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee were as follows:

2010: $0	2009: $0
(e) (1)	Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and for the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the registrant’s audit committee.
(e) (2)	100% of the services performed for items (b) through (d) above during 2010 and 2009 were pre-approved by the registrant’s audit committee.
(f)	Not applicable.

(g)	Non-Audit Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP to the registrant for non-audit fees and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

2010: $2,980,258	2009: $810,778
(h)	100% of the services performed in item (g) above during 2010 and 2009 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource/Columbia Mutual Funds Audit Committee.

Item 5.	Audit Committee of Listed Registrants. Not applicable.

Item 6.	Investments.
(a)	The registrant’s “Schedule 1 — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.
(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit99.CERT.
(a)(3) Not applicable.
(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Columbia Seligman Communications and Information Fund, Inc.

By	/s/ J. Kevin Connaughton
J. Kevin Connaughton
President and Principal Executive Officer
Date February 23, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Kevin Connaughton
J. Kevin Connaughton
President and Principal Executive Officer

Date	February 23, 2011

By	/s/ Michael G. Clarke
Michael G. Clarke
Treasurer and Principal Financial Officer
Date February 23, 2011